                                                                   EXHIBIT 10.61

                              AMENDING AGREEMENT
                              ------------------

                THIS AMENDING AGREEMENT dated November 7, 1997



BETWEEN:

                           CANADIAN ULTRAMAR COMPANY

                                    - and -

                     ULTRAMAR DIAMOND SHAMROCK CORPORATION


                                    - and -

                              THE LENDERS HERETO

                                    - and -


                      CANADIAN IMPERIAL BANK OF COMMERCE


PREAMBLE:

          The parties hereto are parties to the Credit Agreement dated as of December 19, 1996 (the "Credit Agreement") and wish to amend the Credit Agreement to reflect the changes to the credit established thereunder.

          NOW THEREFORE in consideration of the covenants and agreements between the parties contained in this Amending Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   INTERPRETATION
     --------------

     In this Amending Agreement, capitalized terms which are not otherwise defined herein shall have the meaning given in the Credit Agreement.

2.   AMENDMENTS
     ----------

     The Credit Agreement is hereby amended as follows:

     (a) The definition of "Consolidated EBITDA" in Section 1.1 is amended to read as follows:

          "CONSOLIDATED EBITDA" means in respect of the Borrower or UDSC, as applicable, for any period, Consolidated Net Income for such period plus, to the extent deducted in such period in the determination of Consolidated Net Income:

               (a)   provisions for taxes based on income;

               (b)   Consolidated Interest Expense;

               (c)   depreciation;

               (d)   amortization; and

               (e)   distributions made to the holders of TOPrS.


     (b) The definition of "Consolidated Interest Expense" in Section 1.1 is amended to read as follows:

          "CONSOLIDATED INTEREST EXPENSE" in respect of the Borrower or UDSC, as applicable, and its Consolidated Subsidiaries, for any period, total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest that is payable in cash) net of interest income with respect to all outstanding Indebtedness, including without limitation, all commissions, discounts (including Discount Notes), other fees and charges owed with respect to letters of credit and bankers' acceptance financings and distributions made to the holders of TOPrS.

     (c) The definition of "Consolidated Net Worth" in Section 1.1 is amended to read as follows:

          "CONSOLIDATED NET WORTH" means at any date and in respect of the Borrower or UDSC, as applicable, and its Consolidated Subsidiaries, the sum of:

          (a) its consolidated shareholder's equity determined as of such date; and

          (b) 50% of the liquidation value of outstanding TOPrS determined as of such date.

     (d) The definition of "CONTINGENT OBLIGATIONS" in Section 1.1. is amended to read as follows:

          "CONTINGENT OBLIGATIONS" means, with respect to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent:

          (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor from the primary obligee;

          (b) to advance or supply funds for the payment of any such primary obligation or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor;

          (c) to purchase property, securities or services primarily for the purpose of assuring the primary obligee of the ability of the primary obligor to make payment of such primary obligation but excluding agreements on the part of such Person to supply crude oil or petroleum products or feedstock; or

          (d) otherwise to assure or hold harmless the primary obligee against loss in respect of such primary obligation;

          provided, however, that the term Contingent Obligation does not include endorsements of instruments for deposit or collection in the ordinary course of business.

     (e) The definition of "Indebtedness" in Section 1.1. is amended to read as follows:

          "INDEBTEDNESS" means in relation to any Person and without duplication, (a) all obligations of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade payables within credit terms normally prevailing in the industry and accrued liabilities incurred in the ordinary course of business of such Person), (b) all obligations of such Person in respect of principal evidenced by a note, bond, debenture or similar instrument, (c) the obligations of such Person which are capitalized under Capital Leases, (d) all non-contingent obligations (and, for purposes of Sections 12.3 and 13.1(d), all Contingent Obligations) of such Person to reimburse any financial institution or other Person in respect of amounts paid under a letter of credit or similar instrument, (e) all indebtedness of any other Person secured by any Lien on any Property owned by such Person, whether or not such indebtedness has been assumed by such Person, (f) all obligations of such Person in respect of surety bonds, appeal bonds or other similar instruments, (g) in the case of UDS Capital I, 50% of the liquidation value of outstanding TOPrS, and (h) all Contingent Obligations of such Person.

     (f)  The definition of "Joint Proxy Statement" in Section 1.1. is deleted.


     (g) The definition of "Repayment Date" in Section 1.1. is amended to read as follows:

          "REPAYMENT DATE" means July 28, 2002.

     (h) The definition of "Subsidiary" in Section 1.1. is amended to read as follows:

          "SUBSIDIARY" means, with respect to any Person, (a) any corporation 50% or more of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and
          (b) any partnership, limited liability company, association, joint venture, trust or other entity in which such Person, directly or indirectly through Subsidiaries, is either a general partner, has a 50% or greater equity interest at the time or otherwise owns a controlling interest.

     (i) Section 1.1 is amended with the addition of the definitions as follows:

          "TOPRS" means the 8.32% Trust Originated Preferred Securities of UDS Capital I described in the Prospectus Supplement dated as of June 20, 1997.

          "UDSC'S 1996 FORM 10-K" means UDSC's Annual Report on Form 10-K for 1996, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

          "UDSC'S LATEST FORM 10-Q" means UDSC's quarterly report on Form 10-Q for the quarter ended June 30, 1997, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

     U) The definition of "U.S. Revolver" in Section 1.1 is amended to read as follows:

          "U.S. REVOLVER" means the revolving credit facility of U.S. $700,000,000 made available to UDSC pursuant to the Credit Agreement dated as of July 28, 1997, among UDSC, the Banks Party thereto, Morgan Guaranty Trust

          Company of New York, as agent, J.P. Morgan Securities Inc. and Chase Securities Inc., as arrangers, and The Chase Manhattan Bank, as syndication agent.

     (k)  Section 3.4 is amended to read as follows:

          3.4  CANCELLATION OF CREDIT. The Borrower may, upon three Banking Days
               ----------------------
          prior written notice to the Agent, permanently cancel the Unutilized Portion of the Credit in whole or from time to time in part, provided that any partial cancellation must be in a minimum amount of Cdn. $5,000,000 or any larger multiple of $1,000,000.


     (I)  Section 10.4 is amended to read as follows:

          10.4 FINANCIAL INFORMATION
               ---------------------

               (a) The consolidated balance sheet of UDSC and its Consolidated Subsidiaries as of December 31, 1996 and the related consolidated statements of income and cash flows for the fiscal year then ended, reported on by Ernst & Young LLP and set forth in UDSC's 1996 Form 10-K, a copy of which has been delivered to each of the Lenders, fairly present, in conformity with GAAP the consolidated financial position of UDSC and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

               (b) The unaudited consolidated balance sheet of UDSC and its Consolidated Subsidiaries as of June 30, 1997 and the related unaudited consolidated statements of income and cash flows for the six months then ended, set forth in UDSC's Latest Form 10-Q, a copy of which has been given to each of the Lenders, fairly present, in conformity with GAAP or SEC regulation, the consolidated financial position of UDSC as of such date and its consolidated results of operations and cash flows for such six month period (subject to year-end adjustments).

               (c) The unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of June 30, 1997 and the related unaudited consolidated statements of income and cash flow for the six months then ended, fairly present, in conformity with GAAP, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such six month period (subject to year-end adjustments).

     (m)  Section 10.5 is amended to read as follows:

          10.5 MATERIAL ADVERSE CHANGE. Since December 31, 1996, there has
               -----------------------
          occurred no event, act or condition which has had, or could reasonably be expected to have, a Material Adverse Effect.

     (n)  Section 12.3 subsections (k) and (l) are amended to read as follows:

          (k) Liens on commingled stored crude oil and product inventory existing to secure obligations of parties with which the Borrower, UDSC or any of their respective Subsidiaries have entered into crude oil processing and crude oil and product storage agreements;

          (l) extensions, renewals and replacements of Liens referred to in paragraphs (a) through j); provided, that any such extension, renewal or replacement Lien shall be limited to the property or assets covered by the Lien extended, renewed or replaced and that the obligations secured by any such extension, renewal or replacement Lien shall be in an amount not greater than the amount of the obligations secured by the Lien extended, renewed or replaced; and

     (o)  Section 12.3 is further amended by adding the following subsection:

          (m) Liens other than those described in paragraphs (a) through (l) above; provided that the aggregate outstanding principal amount of Indebtedness secured by such Liens shall at no time exceed 10% of Consolidated Net Worth of the Borrower or UDSC, as applicable.

     (p)  Schedule "F" is amended to read as follows:

          Ultramar Diamond Shamrock Corporation Career Average Retirement Income Plan

          Ultramar Diamond Shamrock Corporation Retirement Income Plan

          Ultramar Diamond Shamrock Corporation Employee's Retirement Plan

          Ultramar Diamond Shamrock Corporation Employee Stock Ownership Plan
          I

          Ultramar Diamond Shamrock Corporation Employee Stock Ownership Plan
          II

          Ultramar Diamond Shamrock Corporation 401(k) Retirement Savings Plan

          Ultramar Diamond Shamrock Corporation U.S. Savings Incentive Plan

          Ultramar Energy 401(k) Plan

          Ultramar Diamond Shamrock Corporation U.S. Employee's Retirement Plan


                              MULTIEMPLOYER PLANS

          New England Teamsters & Trucking Industry Pension Fund

          Automotive Industries Welfare Fund

          Western Conference of Teamsters Pension Trust Fund - Northern California Area

          Western Conference of Teamsters Pension Trust Fund - Southern Area


3.   EFFECTIVE DATE The amendments contained herein shall be effective as of the
     --------------
date of this Amending Agreement, provided that the calculations to be made pursuant to Sections 12.5 and 12.6 as of and with respect to the period ended September 30, 1997 shall be made as if this Amending Agreement had been in effect as of such date.

4.   CONTINUING EFFECT. Each of the parties hereto acknowledges and agrees that
     -----------------
the Credit Agreement, as amended by this Amending Agreement, the Guarantee and Postponement dated as of December 19, 1996 delivered by UDSC to the Agent and Lenders and the Overdraft Lending Agreement dated December 19, 1996 between CIBC and the Borrower, shall be and continue in full force and effect and are hereby confirmed and the rights and obligations of all parties thereunder shall not be affected or prejudiced in any manner except as specifically provided for herein.

5.   COUNTERPARTS. This Amending Agreement may be executed in any number of
     ------------
counterparts, each of which when executed and delivered shall be deemed to be an original, but all of which when taken together constitute one and the same instrument; any party may execute this Amending Agreement by signing any counterpart of it.

     IN WITNESS WHEREOF, the Parties have caused this Amending Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                               CANADIAN ULTRAMAR COMPANY

                               By: /s/ Steven A. Blank
                                  -------------------------------
                               Name:      Steven A. Blank
                               Title:     Treasurer
                               Address:   c/o Ultramar Diamond Shamrock
                                             Corporation
                                          6000 N. Loop 1604 W.
                                          San Antonio, Texas 78249
                               Facsimile: (210) 592-2010

                               ULTRAMAR DIAMOND SHAMROCK
                               CORPORATION

                               By: /s/ Steven A. Blank
                                  -------------------------------
                               Name:      Steven A. Blank
                               Title:     Treasurer
                               Address:   6000 N. Loop 1604 W.
                                          San Antonio, Texas 78249
                               Facsimile: (210) 592-2010

     LENDERS SIGNATURES


                              CANADIAN IMPERIAL BANK OF
                              COMMERCE, AS AGENT


                              By: /s/ Tim Thomas
                                 -------------------------------
                              Name:      Tim Thomas
                              Title:     Director
                              Address:   Commerce Court West, 7th Flr.,
                                         Toronto, Ontario M5L 1A2
                              Facsimile: (416) 980-2804


                              By: /s/ Rick Lomas
                                 ---------------------------------
                              Name:      Rick Lomas
                              Title:     Managing Director
                              Address:   Commerce Court West, 7th Flr.,
                                         Toronto, Ontario M5L 1A2
                              Facsimile: (416) 980-2804


                              CANADIAN IMPERIAL BANK OF
                              COMMERCE


                              By: ___________________________________
                              Name:      James Chepyha
                              Title:     Director, Global Energy
                              Address:   10th Flr., 855-2nd Street S.W.,
                                         Calgary, Alberta T2P 2P2
                              Facsimile: (403) 221-5779


                              By: ___________________________________
                              Name:      David Swain
                              Title:     Vice President & Managing Director
                              Address:   10th Flr., 855-2nd Street S.W.,
                                         Calgary, Alberta T2P 2P2
                              Facsimile: (403) 221-5779

          LENDERS SIGNATURES


                              CANADIAN IMPERIAL BANK OF
                              COMMERCE, AS AGENT


                              By:________________________________________
                              Name:      Tim Thomas
                              Title:     Director
                              Address:   Commerce Court West, 7th Flr.,
                                         Toronto, Ontario M5L 1A2
                              Facsimile: (416) 980-2804


                              By: _______________________________________
                              Name:      Rick Lomas
                              Title:     Managing Director
                              Address:   Commerce Court West, 7th Flr.,
                                         Toronto, Ontario M5L 1A2
                              Facsimile: (416) 980-2804


                              CANADIAN IMPERIAL BANK OF
                              COMMERCE


                              By: /s/ James Chepyha
                                 ----------------------------------------
                              Name:      James Chepyha
                              Title:     Director, Global Energy
                              Address:   10th Flr., 855-2nd Street S.W.,
                                         Calgary, Alberta T2P 2P2
                              Facsimile: (403) 221-5779


                              By: /s/ David Swain
                                 ----------------------------------------
                              Name:      David Swain
                              Title:     Vice President & Managing Director
                              Address:   10th FIr., 855-2nd Street S.W.,
                                         Calgary, Alberta T2P 2P2
                              Facsimile: (403) 221-5779

                                 BANK OF TOKYO - MITSUBISHI (CANADA)

                                 By: /s/ Amos Simpson
                                    ----------------------------------------
                                 Name:      Amos Simpson
                                 Title:     Vice President & General Manager
                                 Address:   600 rue de la Gauchetiere Ouest
                                            Suite 2780, Montreal, Quebec H3B 4L8
                                 Facsimile: (514) 875-9392


                                 FUJI BANK CANADA


                                 By:________________________________________
                                 Name:      John Bailey
                                 Title:     Senior Vice President
                                 Address:   BCE Place, Canada Trust Tower
                                            P.O. Box 609, Suite 2800,
                                            161 Bay Street, Toronto, Ontario
                                            M5J 2S1
                                 Facsimile: (416) 865-9618


                                 THE BANK OF NOVA SCOTIA


                                 By:________________________________________
                                 Name:      Michael G. Locke
                                 Title:     Vice President
                                 Address:   44 King Street West,
                                            Toronto, Ontario M5H lHl
                                 Facsimile: (416) 866-2009


                                 By:________________________________________
                                 Name:      David M. Torrey
                                 Title:     Relationship Manager
                                 Address:   44 King Street West,
                                            Toronto, Ontario M5H 1H1
                                 Facsimile: (416) 866-2009

                                 BANK OF TOKYO - MITSUBISHI (CANADA)


                                 By:________________________________________
                                 Name:      Amos Simpson
                                 Title:     Vice President & General Manager
                                 Address:   600 rue de la Gauchetiere Ouest
                                            Suite 2780, Montreal, Quebec H3B 4L8
                                 Facsimile: (514) 875-9392


                                 FUJI BANK CANADA

                                 By: /s/ John Bailey
                                    ----------------------------------------
                                 Name:      John Bailey
                                 Title:     Senior Vice President
                                 Address:   BCE Place, Canada Trust Tower
                                            P.O. Box 609, Suite 2800,
                                            161 Bay Street, Toronto, Ontario
                                            M5J 2S1
                                 Facsimile: (416) 865-9618


                                 THE BANK OF NOVA SCOTIA


                                 By:________________________________________
                                 Name:      Michael G. Locke
                                 Title:     Vice President
                                 Address:   44 King Street West,
                                            Toronto, Ontario M5H lHl
                                 Facsimile: (416) 866-2009


                                 By:________________________________________
                                 Name:      David M. Torrey
                                 Title:     Relationship Manager
                                 Address:   44 King Street West,
                                            Toronto, Ontario M5H 1H1
                                 Facsimile: (416) 866-2009

                                 BANK OF TOKYO - MITSUBISHI (CANADA)


                                 By:________________________________________
                                 Name:      Amos Simpson
                                 Title:     Vice President & General Manager
                                 Address:   600 rue de la Gauchetiere Ouest
                                            Suite 2780, Montreal, Quebec H3B 4L8
                                 Facsimile: (514) 875-9392


                                 FUJI BANK CANADA


                                 By:________________________________________
                                 Name:      John Bailey
                                 Title:     Senior Vice President
                                 Address:   BCE Place, Canada Trust Tower
                                            P.O. Box 609, Suite 2800,
                                            161 Bay Street, Toronto, Ontario
                                            M5J 2S1
                                 Facsimile: (416) 865-9618


                                 THE BANK OF NOVA SCOTIA

                                 By: /s/ Michael G. Locke
                                    ----------------------------------------
                                 Name:      Michael G. Locke
                                 Title:     Vice President
                                 Address:   44 King Street West,
                                            Toronto, Ontario M5H lHl
                                 Facsimile: (416) 866-2009


                                 By: /s/ David M. Torrey
                                    ----------------------------------------
                                 Name:      David M. Torrey
                                 Title:     Relationship Manager
                                 Address:   44 King Street West,
                                            Toronto, Ontario M5H 1H1
                                 Facsimile: (416) 866-2009

                                 ABN AMRO BANK CANADA

                                 By: /s/ [SIGNATURE ILLEGIBLE]^^
                                    ----------------------------------------
                                 Name:      [ILLEGIBLE]^^
                                 Title:     AVP
                                 Address:   #1500, 600 de Maisonneuve Ouest
                                            Montreal, Quebec H3A 3J2
                                 Facsimile: (514) 284-2357


                                 CAISSE CENTRALE DESJARDINS


                                 By:________________________________________
                                 Name:      Robert Labelle
                                 Title:     Manager, Financing and Banking
                                            Services
                                 Address:   1 Complexe Desjardins, Suite 2822
                                            Montreal, Quebec H5B 1B3
                                 Facsimile: (514) 281-7083


                                 By:________________________________________
                                 Name:      Michel Paquette
                                 Title:     Senior Manager
                                 Address:   1 Complexe Desjardins, Suite 2822
                                            Montreal, Quebec HSB 1B3
                                 Facsimile: (514) 281-7083


                                 CREDIT LYONNAIS CANADA


                                 By:________________________________________
                                 Name:      Daniel Arpin
                                 Title:     Vice President
                                 Address:   2000 Mansfield, 16th Floor
                                            Montreal, Quebec H3A 3A6
                                 Facsimile: (514) 288-9683

                                 ABN AMRO BANK CANADA


                                 By:________________________________________
                                 Name:
                                 Title:
                                 Address:   #1500, 600 de Maisonneuve Ouest
                                            Montreal, Quebec H3A 3J2
                                 Facsimile: (514) 284-2357


                                 CAISSE CENTRALE DESJARDINS

                                 By: /s/ Robert Labelle
                                    ----------------------------------------
                                 Name:      Robert Labelle
                                 Title:     Manager, Financing and Banking
                                            Services
                                 Address:   1 Complexe Desjardins, Suite 2822
                                            Montreal, Quebec H5B 1B3
                                 Facsimile: (514) 281-7083

                                 By: /s/ Michel Paquette
                                    ----------------------------------------
                                 Name:      Michel Paquette
                                 Title:     Senior Manager
                                 Address:   1 Complexe Desjardins, Suite 2822
                                            Montreal, Quebec HSB 1B3
                                 Facsimile: (514) 281-7083


                                 CREDIT LYONNAIS CANADA


                                 By:________________________________________
                                 Name:      Daniel Arpin
                                 Title:     Vice President
                                 Address:   2000 Mansfield, 16th Floor
                                            Montreal, Quebec H3A 3A6
                                 Facsimile: (514) 288-9683

                                 ABN AMRO BANK CANADA


                                 By:________________________________________
                                 Name:
                                 Title:
                                 Address:   #1500, 600 de Maisonneuve Ouest
                                            Montreal, Quebec H3A 3J2
                                 Facsimile: (514) 284-2357


                                 CAISSE CENTRALE DESJARDINS


                                 By:________________________________________
                                 Name:      Robert Labelle
                                 Title:     Manager, Financing and Banking
                                            Services
                                 Address:   1 Complexe Desjardins, Suite 2822
                                            Montreal, Quebec H5B 1B3
                                 Facsimile: (514) 281-7083


                                 By:________________________________________
                                 Name:      Michel Paquette
                                 Title:     Senior Manager
                                 Address:   1 Complexe Desjardins, Suite 2822
                                            Montreal, Quebec HSB 1B3
                                 Facsimile: (514) 281-7083


                                 CREDIT LYONNAIS CANADA

                                 By: /s/ Cynthia Hansen
                                    ----------------------------------------
                                 Name:      CYNTHIA HANSEN
                                 Title:     MANAGER
                                 Address:   2000 Mansfield, 16th Floor
                                            Montreal, Quebec H3A 3A6
                                 Facsimile: (514) 288-9683

                                 By: /s/ Thierry Hauret
                                    ----------------------------------------
                                 Name:      Thierry Hauret
                                 Title:     First Vice-President & Manager
                                            Eastern Region
                                 Address:   2000 Mansfield, 16th Floor
                                             Montreal, Quebec H3A 3A6
                                 Facsimile: (514) 288-9683


                                 INDUSTRIAL BANK OF JAPAN (CANADA)


                                 By:________________________________________
                                 Name:      Mr. Tatsuhisa Nagao
                                 Title:     Executive Vice President
                                 Address:   100 Yonge Street, Suite 1102
                                            Toronto, Ontario M5C 2W1
                                 Facsimile: (416) 367-3452


                                 ROYAL BANK OF CANADA


                                 By:________________________________________
                                 Name:      Ritta Y. Lee
                                 Title:     Senior Account Manager
                                 Address:   Royal Bank Plaza, South Tower
                                            14th Flr., Toronto, Ontario M5J 2J5
                                 Facsimile: (416) 974-7376

                                 By:________________________________________
                                 Name:      Thierry Hauret
                                 Title:     First Vice-President & Manager
                                            Eastern Region
                                 Address:   2000 Mansfield, 16th Floor
                                             Montreal, Quebec H3A 3A6
                                 Facsimile: (514) 288-9683


                                 INDUSTRIAL BANK OF JAPAN (CANADA)

                                 By: /s/ Mr. Tatsuhisa Nagao
                                    ----------------------------------------
                                 Name:      Mr. Tatsuhisa Nagao
                                 Title:     Executive Vice President
                                 Address:   100 Yonge Street, Suite 1102
                                            Toronto, Ontario M5C 2W1
                                 Facsimile: (416) 367-3452


                                 ROYAL BANK OF CANADA


                                 By:________________________________________
                                 Name:      Ritta Y. Lee
                                 Title:     Senior Account Manager
                                 Address:   Royal Bank Plaza, South Tower
                                            14th Flr., Toronto, Ontario M5J 2J5
                                 Facsimile: (416) 974-7376

                                 By:________________________________________
                                 Name:      Thierry Hauret
                                 Title:     First Vice-President & Manager
                                            Eastern Region
                                 Address:   2000 Mansfield, 16th Floor
                                            Montreal, Quebec H3A 3A6
                                 Facsimile: (514) 288-9683


                                 INDUSTRIAL BANK OF JAPAN (CANADA)


                                 By:________________________________________
                                 Name:      Mr. Tatsuhisa Nagao
                                 Title:     Executive Vice President
                                 Address:   100 Yonge Street, Suite 1102
                                            Toronto, Ontario M5C 2W1
                                 Facsimile: (416) 367-3452


                                 ROYAL BANK OF CANADA

                                 By: /s/ Fiona Dubsky
                                    ----------------------------------------
                                 Name:      Fiona Dubsky
                                 Title:     Senior Manager
                                 Address:   Royal Bank Plaza,
                                            Corporate Banking, Quebec
                                            1 Place Ville Marie,
                                            8th Floor, West Wing
                                            Montreal, Quebec H3C 3AP
                                 Facsimile: (514) 874-5315